UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Driven Brands Holdings Inc. (the “Company”) announced on May 5, 2023, that it had appointed Gary W. Ferrera, age 60, to serve as its Executive Vice President and Chief Financial Officer effective as of May 10, 2023. The Company also announced that Tiffany Mason, the Company’s prior CFO, left the Company on May 4, 2023. Jonathan Fitzpatrick, the Company’s President and Chief Executive Officer will serve as the Company’s interim Principal Financial Officer until Mr. Ferrera joins the Company.

Mr. Ferrera served as CFO of Skillsoft Corporation (an educational software company) from September 2021 through October 2022. Prior to Skillsoft, he served as CFO of Cardtronics, Plc. (the world’s largest owner/operator of ATMs) from 2017 through Cardtronics’ sale to NCR Corporation in 2021. He also served as CFO of DigitalGlobe, Inc. (a space imagery and geospatial content vendor) from 2015 through 2017 through the sale to MacDonald, Dettwiler and Associates Ltd. From 2005 through 2015, Mr. Ferrera spent time as the CFO of Intrawest Resorts Holdings, Inc. (a mountain resort and adventure company), Great Wolf Resorts, Inc. (a resort company), National CineMedia, Inc. (a leader in cinema advertising), and Unity Media (a German cable network operator). Mr. Ferrera holds a Bachelor of Science degree in Accounting from Bentley University and a Master of Business Administration from the Kellogg Graduate School of Management. Prior to university, he served over seven years on active duty in U.S. Army Special Operations and Intelligence, and an additional 12 years in the reserves.

The Offer Letter entered into with Mr. Ferrera in connection with his appointment provides for: (i) an annual base salary of $675,000; (ii) an annual performance-based cash bonus (with a target of 100% of his annual base salary, and guaranteed to be paid at 100% for 2023); (iii) annual equity grants of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) (with a target value equal to 250% of his total cash compensation), as determined and approved by the Board or a committee thereof; (iv) a one-time cash bonus of $100,000 (subject to repayment if Mr. Ferrera voluntarily leaves the Company prior to May 10, 2024); and (v) a one-time grant of RSUs with a grant date value of $1.75 million which will vest ratably on the first three anniversaries of the date of grant; and (vi) a one-time grant of PSUs with a grant date value of $1.75 million that will vest based on the Company’s total stockholder return and adjusted earnings before interest, taxes, depreciation, and amortization performance over the 2023 through 2025 Company fiscal years. Mr. Ferrera will also be eligible to receive certain relocation benefits in connection with his relocation to the Company’s Charlotte, North Carolina headquarters. The Offer Letter also provides that if the Company terminates Mr. Ferrera without cause, or he resigns for good reason, Mr. Ferrera will be entitled to cash payments equivalent to 1.5 times the sum of Mr. Ferrera’s annual base salary and annual target bonus amount, pro-rata vesting of PSUs and continued vesting of RSUs for 12 months. If such a termination occurs within 12 months after a change in control, then all unvested RSUs and PSUs would accelerate and vest.

The Company will also enter into an Indemnification Agreement with Mr. Ferrera and a copy of the form of Indemnification Agreement was filed as Exhibit 10.13 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

There are no arrangements or understandings between Mr. Ferrera and any other person pursuant to which he is being appointed as Executive Vice President and Chief Financial Officer of the Company. There are no family relationships between Mr. Ferrera and any other director or executive officer of the Company, and no transactions involving Mr. Ferrera that would require disclosure under Item 404(a) of Regulation S-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and dividend policy; (iii) general economic trends and trends in the industry and markets; and (iv) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release announcing (i) Ms. Mason’s departure and (ii) Mr. Ferrera’s appointment as CFO. A copy of this press release is being furnished with this report and is incorporated herein by reference.

Note: The information provided pursuant to Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 8, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: May 8, 2023	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary